UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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                      February 2, 2005 (February 1, 2005)
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                Date of Report (Date of earliest event reported)


                          American Lawyer Media, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


          Delaware                333-50117             13-3980414
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    (State or Other        (Commission File No.)      (I.R.S. Employer
    Jurisdiction of                                 Identification No.)
    Incorporation)


    345 Park Avenue South
    New York, New York                                   10010
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      (Address of Principal                           (Zip Code)
       Executive Offices)


                                 (212) 779-9200
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              (Registrant's telephone number, including area code)


                                      None
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         (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.        Description
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99.1               Press Release, dated February 1, 2005.



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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              AMERICAN LAWYER MEDIA, INC.


                                              By: /s/ Allison Hoffman
                                                 -------------------------------
                                              Allison Hoffman
                                              Vice President and General Counsel

Date: February 2, 2005



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                                 EXHIBIT INDEX

Exhibit No.        Description
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99.1               Press Release, dated February 1, 2005.






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